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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1997

                          Century Communications Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-16899
                            -------------------------
                            (Commission File Number)


              New Jersey                                       06-1158179
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    (State or other jurisdiction                             (I.R.S. Employer
  of incorporation or organization)                       Identification Number)

          50 Locust Avenue
       New Canaan, Connecticut                                   06840
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       (Address of principal                                   (Zip Code)
         executive offices)

       Registrant's telephone number, including area code (203) 972-2000


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          (Former name or former address, if changed since last report)

                                Page 1 of 7 Pages
                             Exhibit Index on Page 4

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Item 5.  Other Events

         Century Communications Corp. (the "Company") issued a press release on December 9, 1997 regarding a partnership and cable system trades in the Bay Area and Southern California.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:

99       Press release of the Company dated December 9, 1997.

                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTURY COMMUNICATIONS CORP.

                                               By: /s/ Robert J. Larson
                                                   -----------------------------
                                               Name:  Robert J. Larson
                                               Title: Assistant Secretary

Date: December 10, 1997

                                       -3-

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                                  EXHIBIT INDEX

Exhibit                                                                    Page
No.               Description                                               No.
-------           -----------                                              -----
99                Press release of the Company dated December 9, 1997.       5

                                       -4-

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